SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):                    25-Nov-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-6
(Exact name of registrant as specified in its charter)


          Delaware                     333-107055-07          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

     On   25-Nov-03   a scheduled distribution was made from the Trust
        to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Nov-03
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated               25-Nov-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-6

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:           25-Nov-03

DISTRIBUTION SUMMARY

 Class     Orig Bal       Beg Bal         Prin           Rate
  A-1    300,000,000    300,000,000    1,469,172       1.42000%
  A-2    155,000,000    155,000,000     946,500        1.34000%
  A-3    52,000,000     52,000,000         0           1.62000%
  A-4    100,000,000    100,000,000     457,246        1.42000%
 A-IO-1  273,150,000    273,150,000        0           6.88000%
 A-IO-2  694,800,000         0             0           0.00000%
 A-IO-S  725,000,050    725,000,050        0           0.20394%
  M-1    43,500,000     43,500,000         0           1.82000%
  M-2    32,650,000     32,650,000         0           2.79000%
  M-3     7,250,000      7,250,000         0           3.07000%
  B-1    12,750,000     12,750,000         0           4.37000%
  B-2    12,750,000     12,750,000         0           5.52000%
  B-3     9,100,000      9,100,000         0           5.62000%
   X     725,000,050    725,000,050        0              N/A
   R         50             50            50           1.48000%
 Total   725,000,050    725,000,050    2,872,968

 Class       Int            Loss       Total Dist      Int Short
  A-1      319,500          N/A        1,788,672          0
  A-2      155,775          N/A        1,102,275          0
  A-3      63,180           N/A         63,180            0
  A-4      106,500          N/A         563,746           0
 A-IO-1   1,608,527         N/A        1,608,527          0
 A-IO-2       0             N/A            0              0
 A-IO-S    123,212          N/A         123,212           0
  M-1      59,378           0.00        59,378            0
  M-2      68,320           0.00        68,320            0
  M-3      16,693           0.00        16,693            0
  B-1      41,788           0.00        41,788            0
  B-2      52,785           0.00        52,785            0
  B-3      38,357           0.00        38,357            0
   X      1,812,521         N/A        1,812,521          0
   R          0             N/A           50              0
 Total    4,466,536         0.00       7,339,504          0


 Class     End Bal
  A-2    298,530,828
  A-3    154,053,500
  A-4    52,000,000
 A-IO-1  99,542,754
 A-IO-2  271,857,187
 A-IO-S  694,800,000
  M-1    722,130,168
  M-2    43,500,000
  M-3    32,650,000
  B-1     7,250,000
  B-2    12,750,000
  B-3    12,750,000
   X      9,100,000
   R     722,130,168
 Total        0
         722,127,082

AMOUNTS PER $1,000 UNIT

 Class      Cusip           Prin          Int            Total
  A-1     22541QTL6     4.89723897    1.06500000      5.96223897
  A-2     22541QTM4     6.10645135    1.00500000      7.11145135
  A-3     22541QTN2     0.00000000    1.21500000      1.21500000
  A-4     22541QTP7     4.57246360    1.06500000      5.63746360
 A-IO-1   22541QTQ5     0.00000000    5.88880593      5.88880593
 A-IO-2   22541QTY8     0.00000000    0.00000000      0.00000000
 A-IO-S   22541QTZ5     0.00000000    0.16994760      0.16994760
  M-1     22541QTS1     0.00000000    1.36500000      1.36500000
  M-2     22541QTT9     0.00000000    2.09250015      2.09250015
  M-3     22541QTU6     0.00000000    2.30250069      2.30250069
  B-1     22541QTV4     0.00000000    3.27750039      3.27750039
  B-2     22541QTW2     0.00000000    4.14000000      4.14000000
  B-3     22541QTX0     0.00000000    4.21500000      4.21500000
   X      22541QUA8     0.00000000    2.50002860      2.50002860
   R      22541QTR3    1000.00000000  1.20000000    1001.20000000


           Interest
        Carry-forward
 Class      Amount        End Bal
  A-1    0.00000000    995.10276103
  A-2    0.00000000    993.89354865
  A-3    0.00000000    1000.00000000
  A-4    0.00000000    995.42753640
 A-IO-1  0.00000000    995.26702140
 A-IO-2  0.00000000    1000.00000000
 A-IO-S  0.00000000    996.04154280
  M-1    0.00000000    1000.00000000
  M-2    0.00000000    1000.00000000
  M-3    0.00000000    1000.00000000
  B-1    0.00000000    1000.00000000
  B-2    0.00000000    1000.00000000
  B-3    0.00000000    1000.00000000
   X     0.00000000    996.04154280
   R     0.00000000     0.00000000

                          GROUP 1       GROUP 2          TOTAL
Principal Distributions:
Beginning Balance         358,205,535 366,797,602        725,003,136
     Scheduled Princip        279,192     283,459            562,651
     Prepays (Incls Cu      1,189,980   1,120,337          2,310,317
     Net Liq Proceeds               0           0                  0
     Loan Purchase Pri              0           0                  0
     Total Prin Remit       1,469,172   1,403,796          2,872,968
     Net Realized Loss              0           0                  0
Ending Balance            356,736,363 365,393,805        722,130,168
Ending Count                    2,822       2,433              5,255

Aggregate End Coll Bal    356,736,363 365,393,805        722,130,168

Ending Overcollateralization Amount                         3,086.34

Prefunding Account:
Beginning Balance                   0           0                  0
Subsequent Transfer                 0           0                  0
Added to available cer              0           0                  0
Amount in Prefund Acct              0           0                  0

Interest Distributions:
Sched Int-Net Serv Fee      2,206,116   2,250,217          4,456,333
Less RAIS                           0           0                  0
Less NPPIS                          0           0                  0
                            2,206,116   2,250,217          4,456,333
Capitalized Interest Account:
Beginning Balance                                                  0
less: Cap Int Require               0           0                  0
less: W/draw Overfund Int Amt to Depositor                         0
Ending Balance                                                     0

Servicing Fee                  84,919      93,953            178,873
Trustee Fee                     1,134       1,162              2,296
Credit Risk Manager Fe          4,925       5,043              9,969
LPMI                              141           0                141
Dividend Rewards                    0           0                  0
Excess Servicing Fee           64,333      58,879            123,212
FSA Premium                    15,000       5,000             20,000

Current Advances as of determination date                  2,427,549
Outstanding Advances  (end of prior calendar month                 0
*Reflects Advances from Ocwen only.

Has Ocwen failed the Termination Test?            NO

Delinquency Information
        30-59 days delinquent         60-89 days delinquent
            Count              Balance   Count                Balance
Grp 1        20             2,281,469      0                       0
Grp 2        15             3,051,581      1                 103,318
Total        35             5,333,050      1                 103,318
*Note:  Do not include loans in 4close, bankruptcy, or REO.

        90 or more days delinquent
            Count              Balance
Grp 1         0                     0
Grp 2         1               164,580
Total         1               164,580
*Note:  Do not include loans in 4close, bankruptcy, or REO.

        Outstanding Loans
            Count              Balance
Grp 1       2,822         356,736,363
Grp 2       2,433         365,393,805
Total       5,255         722,130,168

        Foreclosure
Grp 1       Count              Balance
Grp 2         0                     0
Total         0                     0
              0                     0
        Bankruptcy
            Count              Balance
Grp 1         0                     0
Grp 2         0                     0
Total         0                     0

                      REO
            Count              BalanceMarket Value
Grp 1         0                     0           0
Grp 2         0                     0           0
Total         0                     0           0

# of Loans for which Prepay Prems were collected                   9
Prin Bal of Loans for which Prepay Prems were coll         1,400,274
Current amount of Prepayment Premiums                         42,467

Current Delinquency Rate (60+days)                           0.03710%
Rolling Three Month Delinquency Rate (60+days)               0.03710%

Number of Loans Repurchased                                        0
Principal Balance of Loans Repurchased                             0

Realized Losses incurred during the related Due Pe                 0
Cumulative Realized Losses since Startup Day                       0

Weighted Average Term to Maturity of Mortgage Loan               350
Weighted Average Gross Coupon of Mortgage Loans              7.67227%
Weighted Average Net Coupon of Mortgage Loans                7.15173%

Aggregate number of Mortgage Loans in the pool                 5,255

Insured Payment on Class As                                     0.00

Senior Enhancement Percentage                               16.27622%

Net Excess Spread                                            2.57550%

Deposit to Basis Risk Reserve Fund                                 0
Basis Risk Reserve Fund Balance                                5,000

Interest Rate Cap Account
        Beginning Balance                                          0
        Deposits                                                   0
        Withdrawals                                                0
        Ending Balance                                             0

        Target Amount for the preceding Distributi        10,147,289


        SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-6


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee